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NUMBER                              COMMUNITY                           SHARES
                             FIRST Bankshares, Inc.                    -----
                                                                       CUSIP
                                                                       -----
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE    SEE REVERSE
                                                                    SIDE FOR
                                                                    CERTAIN
                                                                    DEFINITIONS

THIS CERTIFIES THAT

                                       SPECIMEN

IS THE OWNER OF

               FULLY PAID AND NON-ASSESSABLE SHARES OF [            ]
               PREFERRED STOCK, OF THE PAR VALUE OF $0.01 PER SHARE, OF

         -------------                                  -------------
----------------------- COMMUNITY FIRST BANKSHARES, INC. -----------------------
         -------------                                  -------------

TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.
    IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND TO BE SEALED WITH THE SEAL OF THE CORPORATION.

DATED:
     ------------------


         /s/ illegible            SEAL           /s/ illegible
         --------------------                    --------------------
              SECRETARY                               PRESIDENT

Countersigned and Registered:
  NORWEST BANK MINNESOTA, N.A.
                      Transfer Agent and Registrar

By

                              Authorized Signature

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THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS
A STATEMENT OF THE POWERS, DESIGNATION, PREFERENCES, AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE COMPANY OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common        UTMA -           Custodian
                                           ----------           -----------
                                            (Cust)                (Minor)
TEN EN -    tenants by entireties        under Uniform Transfer to Minors

JT TEN -  as joint tenants with right    Act
          of survivorship and not as        --------------------------------
          tenants in common                             (State)

    Additional abbreviations may also be used though not in the above list.
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FOR VALUE RECEIVED ________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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______________________________________________________________________   SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _________________________ ATTORNEY TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED BANK WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED
                                            -----------------------------------


                                            -----------------------------------
                                            NOTICE:  THE SIGNATURE TO THIS
                                            ASSIGNMENT MUST CORRESPOND WITH THE
                                            NAME AS WRITTEN UPON THE FACE OF
                                            THE CERTIFICATE IN EVERY PARTICULAR
                                            WITHOUT ALTERATION OR ENLARGEMENT
                                            OR ANY CHANGE WHATEVER.


SIGNATURE GUARANTEED